UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2019

LIQUIDIA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38601	20-1926605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2019, Kevin Gordon retired from the positions of President and Chief Financial Officer of Liquidia Technologies, Inc., a Delaware corporation (the “Company”).  As previously disclosed, on November 26, 2018, Mr. Gordon informed the Company of his decision to retire from the positions of President and Chief Financial Officer of the Company, effective March 1, 2019.  Mr. Gordon will serve as a consultant to the Company until March 31, 2019.

On March 4, 2019, the Board of Directors of the Company appointed Timothy Albury, the Company’s Senior Vice President, Chief Accounting Officer, as its Interim Chief Financial Officer until a successor to Mr. Gordon is identified. The Company and Mr. Albury are currently negotiating the terms of an amended employment agreement. As previously disclosed, the Company has initiated a search process for a Chief Financial Officer.

Mr. Albury, age 50, served as our Senior Vice President, Chief Accounting Officer from January 2019 through February 2019.  From June 2013 until January 2018, Mr. Albury served as our Chief Financial Officer. From September 2009 to June 2013, Mr. Albury served as the chief financial officer of Osmotica Pharmaceutical Corp., a multinational specialty pharmaceutical company in the field of osmotic drug delivery. Mr. Albury graduated from Liberty University with a Bachelor of Science and completed a Master of Professional Accounting program at the University of Miami. He is also a Certified Public Accountant with the North Carolina State Board of Certified Public Accountant Examiners and the State of Florida Board of Accountancy as well as a member of the American Institute of Certified Public Accountants. There are no family relationships between Mr. Albury and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Albury was not appointed pursuant to any arrangement or understanding between Mr. Albury and any other person.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 4, 2019	Liquidia Technologies, Inc.

	By:	/s/ Neal Fowler
		Name:	Neal Fowler
		Title:	Chief Executive Officer